EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ali Jenab, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of VA Software Corporation on Form 10-Q for the quarterly period ended April 26, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of VA Software Corporation.


                                               By:  /s/ ALI JENAB
                                                    ----------------------------
                                               Name:    Ali Jenab
                                               Title:   Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to VA Software Corporation and will be retained by VA Software Corporation and furnished to the Securities and Exchange Commission or its staff upon request.




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